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                                            THIS SPACE FOR USE OF FILING OFFICER
                                                                   Exhibit 10.40


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FINANCING STATEMENT -- FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

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A. NAME & TEL. # OF CONTACT AT FILER       B. FILING OFFICE ACCT.
(optional)                                 # (optional)
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C. RETURN COPY TO: (Name and Mailing Address)

     IMPERIAL CREDITCORP
     Lending Services
     9920 South LaCienega Blvd, #628
     Inglewood, California 90301

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D. OPTIONAL DESIGNATION (if applicable): [ ] LESSOR/LESSEE
   [ ] CONSIGNOR/CONSIGNEE   [ ] NON-UCC FILING
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1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
             ------------------------------------------------------------------------------------------------
    OR       1a. ENTITY'S NAME
                     WebSideStory, Inc.
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             1b. INDIVIDUAL'S LAST NAME                   FIRST NAME          MIDDLE NAME            SUFFIX

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1c. MAILING ADDRESS                                       CITY                STATE   COUNTRY     POSTAL CODE
        10182 Telesis Court                               San Diego            CA       USA         92121
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1d. S.S. OR TAX I.D.#       OPTIONAL       1e. TYPE OF ENTITY  1f. ENTITY'S STATE OR       1g. ENTITY'S
                          ADD'NL INFO RE                           COUNTRY OF                  ORGANIZATION
                          ENTITY DEBTOR                            ORGANIZATION                I.D.#, if any
                                                corporation         California                       [ ] NONE
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2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
             ------------------------------------------------------------------------------------------------
    OR       2a. ENTITY's name

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             2b. INDIVIDUAL'S LAST NAME                   FIRST NAME          MIDDLE NAME            SUFFIX

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2c. MAILING ADDRESS                                       CITY                STATE COUNTRY     POSTAL CODE

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2d. S.S. OR TAX I.D.#       OPTIONAL       2e. TYPE OF ENTITY  2f. ENTITY'S STATE OR       2g. ENTITY'S
                          ADD'NL INFO RE                           COUNTRY OF                  ORGANIZATION
                          ENTITY DEBTOR                            ORGANIZATION                I.D.#, if any
                                                                                                     [ ] NONE
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3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
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    OR       3a. ENTITY'S NAME
                     Imperial Creditcorp
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             3b. INDIVIDUAL'S LAST NAME                   FIRST NAME          MIDDLE NAME            SUFFIX

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3c. MAILING ADDRESS                                       CITY                STATE   COUNTRY     POSTAL CODE
        226 Airport Parkway                                    San Jose        CA       USA         95110
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4.  This FINANCING STATEMENT covers the following types or items of property:

        All the Debtor's right, title and interest whether now owned or hereafter arising or acquired in and to the personal property described on EXHIBIT A attached hereto and incorporated herein by this reference (continued).
=========================================================================================================================
5.    CHECK    [ ]   This FINANCING STATEMENT is signed by the Secured Party        7. If filed in Florida (check one)
       BOX           instead of the Debtor to perfect a security interest (a) in    [ ] Documentary    [ ] Documentary
(if applicable)      collateral already subject to a security interest in another   stamp tax paid     tax not applicable
                     jurisdiction when it was brought into this state, or when
                     the debtor's location was changed to this state, or (b) in accordance with other statutory provisions [additional data may be required]
=========================================================================================================================

6. REQUIRED SIGNATURE(S)     WebSideStory, Inc.                          8. : This FINANCING STATEMENT is to be
                                                                         filed [for record] (or recorded) in the
                                                                         REAL ESTATE RECORDS
                             By: /s/ Terance Kinninger                   Attach Addendum         [if applicable]
                                ----------------------------
                                     Terance Kinninger
                                                                         9. Check to REQUEST SEARCH CERTIFICATE(S)
                                                                         on debtor(s) [ADDITIONAL FEE]
                                                                         (optional)
                                                                         [ ] All Debtors [X] Debtor 1 [ ] Debtor 2
=========================================================================================================================
(1) FILING OFFICER COPY -- NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS.) (REV. 12/18/95)
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    GENERAL INSTRUCTIONS FOR NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS)

Please type or laser-print this form. Be sure it is completely legible. Read all Instructions. Fill in form very carefully; mistakes may have important legal consequences. Follow Instructions completely. If you have questions, consult your attorney. Filing officer cannot give legal advice.

Do not insert anything in the open space in the upper portion of this form; it is reserved for filing officer use.

When properly completed, send Filing Officer Copy, with required fee, to filing officer. If you want an acknowledgment, also send Acknowledgment Copy, otherwise detach. If you want to make a search request, complete item 9 and send Search Request Copy, otherwise detach. Always detach Debtor and Secured Party Copies. If you need to use attachments use 8-1/2 X 11 inch sheets and put at the tip of each additional sheet the name of the first Debtor, formatted exactly as it appears in item 1 of this form; you are encouraged to use Addendum (Form UCC1Ad).

                                ITEM INSTRUCTIONS

1. DEBTOR NAME: Enter only one Debtor name in item 1, an entity's name (1a) or an individual's name (1b). Enter Debtor's exact full legal name. Don't abbreviate.

1a. Entity Debtor. "Entity" means an organization having a legal identity separate from its owner. A partnership is an entity; a sole proprietorship is not an entity, even if it does business under a trade name. If Debtor is a partnership, enter exact full legal name of partnership; you need not enter names of partners as additional Debtors. If Debtor is a registered entity (e.g., corporation, limited partnership, limited liability company), it is advisable to examine Debtor's current filed charter documents to determine correct name, entity type, and state of organization.

1b. Individual Debtor. "Individual" means a natural person and a sole proprietorship, whether or not operating under a trade name. Don't use prefixes (Mr., Mrs., Ms.). Use suffix box only for titles of lineage (Jr., Sr., III) and not for other suffixes or titles (e.g., M.D.). Use married woman's personal name (Mary Smith, not Mrs. John Smith). Enter individual Debtor's family name (surname) in Last Name box, first given name in First Name box, and all additional given names in Middle Name box.

        For both entity and individual Debtors: Don't use Debtor's trade name, D/B/A, A/K/A, F/K/A, etc. in place of Debtor's legal name; you may add such other names as additional Debtors if you wish.

1c.     An address is always required for the Debtor named in 1a or 1b.

1d. Debtor's social security or tax identification number is required in some states. Enter social security number of a sole proprietor, not tax identification number of the sole proprietorship.

1e,f,g. "Additional information re entity Debtor" is optional. It helps searchers to distinguish this Debtor from others with the same or a similar name. Type of entity and state of organization can be determined from Debtor's current filed charter documents. Organizational I.D. number, if any, is assigned by the agency where the charter document was filed; this is different from taxpayer I.D. number; this should be entered preceded by the 2-character U.S. Postal identification of state of organization (e.g., CA12345, for a California corporation whose organizational I.D. number is 12345).

Note: If Debtor is a transmitting utility as defined in applicable Commercial Code, attach Addendum (Form UCC1AD) and check box Ad8.

2. If an additional Debtor is included, complete item 2, determined and formatted per Instruction 1. To include further additional Debtors, or one or more additional Secured Parties, attach either Addendum (Form UCC1Ad) or other additional page(s), using correct name format. Follow Instruction 1 for determining and formatting additional names.

3. Enter information, determined and formatted per Instruction 1. If there is more than one Secured Party, see Instruction 2. If there has been a total assignment of the Secured Party's interest prior to filing this form, you may provide either assignor Secured Party's or assignee's name and address in item 3.

4. Use item 4 to indicate the types or describe the items of collateral. If space in item 4 is insufficient, put the entire collateral description or continuation of the collateral description on either Addendum (Form UCC1Ad) or other attached additional page(s).

5,6. All Debtors must sign, Under certain circumstances, Secured Party may sign instead of Debtor; if applicable, check box in item 5 and provide Secured Party's signature in item 6, and under certain circumstances, in some states, you must also provide additional date; use Addendum (Form UCC1Ad) or attachment to provide such additional data.

7.      If filing in the state of Florida you must check one of the two boxes in item 7 to comply with documentary stamp tax requirements.

8. If the collateral consists of or includes fixtures, timber, minerals, and/or mineral-related accounts, check the box in item 8 and complete the required information on Addendum (Form UCC1Ad). If the collateral consists of or includes crops, consult applicable law of state where this Financing Statement is to be filed and complete Ad3b, and Ad4 if required, on Addendum (Form UCC1Ad) and, if required, check box in item 8.

9. Check box 9 to request Search Certificate(s) on all or some of the Debtors named in this Financing Statement. The Certificate will list all Financing Statements on file against the designated Debtor currently effective on the date of the Certificate, including this Financing Statement. There is an additional fee for each Certificate. This item is optional. If you have checked box 9, file copy 3 (Search Request Copy) of this form together with copies 1 and 2. Not all states will honor a search request made via this form; some states require a separate request form.

                       INSTRUCTIONS RE OPTIONAL ITEMS A-D

A. To assist filing officers who might wish to communicate with filer, filer may provide information in item A. This item is optional.

B. If filer has an account with filing officer or is authorized to pay fees by means of a card (credit or debit) and wishes to use such means of payment, check the appropriate box and enter filer's account number in item B, or, in the alternative, filer may present this information by a cover letter.

C. Complete item C if you want acknowledgment copy returned and you have presented simultaneously a carbon or other copy of this form for use as an acknowledgment copy.

D. If filer desires to use titles of lessee and lessor, or consignee and consignor, instead of Debtor and Secured Party, check the appropriate box in item D. This item is optional. If this is not a UCC security interest filing (e.g., a tax lien, judgment lien, etc.), check the appropriate box in item D, complete items 1-9 as applicable and attach any other items required under other law.